Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

AMENDMENT № 4 TO THE

LICENSE AGREEMENT EFFECTIVE THE 15TH DAY OF JUNE 2015 BETWEEN

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY AND

CERIBELL, INC.

Effective June 15, 2025, The Board of Trustees of the Leland Stanford Junior University (“Stanford”), an institution of higher education having corporate powers under the laws of the State of California with an office at 415 Broadway Street, 2nd Floor, MC 8854, Redwood City, CA 94063, and Ceribell, Inc. (“Ceribell”), an entity having a principal place of business at 360 N. Pastoria Ave, Sunnyvale, CA 94805, agree as follows:

1.
BACKGROUND

Stanford and Ceribell are parties to a License Agreement effective the 15th day of June, 2015 (“Original Agreement”) covering four inventions from the laboratories of Professors Josef Parvizi and Christopher Chafe:

•
Stanford docket S11-220 entitled “Method of Sonifying Brain Electrical Activity;”
•
Stanford docket S13-142 entitled “Glitch-free Frequency Modulation Synthesis of Sounds;”
•
Stanford docket S13-470 entitled “Method of Sonifying Signals Obtained from a Living Subject;” and
•
Stanford docket S14-459 entitled "Seizure Detection Device.”

The Original Agreement was amended by an Amendment No. 1 effective the 9th day of September 2015 (“Amended Original Agreement”).

The Amended Original Agreement was further amended by an Amendment No. 2 effective the 1st day of April, 2017 (Twice-Amended Original Agreement”).

The Twice-Amended Original Agreement was further amended by an Amendment No. 3 effective the 8th day of March, 2022 (“Thrice-Amended Original Agreement”).

Stanford and Ceribell wish to amend the Thrice Amended Original Agreement to extend the Exclusive term of the license agreement to the date that the last Licensed Patent expires.

All terms capitalized but undefined herein shall have the meanings ascribed to such terms in the Original Agreement.

2.
Exclusive Term Exercise Fee

Ceribell will pay to Stanford an Exclusive Term Exercise Fee of $250,000 which is due within [***] days of execution of this amendment to the Thrice-Amended Original Agreement (“Amendment No. 4”), Notwithstanding section 3.2(C) of the Thrice-Amended Original Agreement. Stanford acknowledges that, upon receipt of the Exclusive Term Exercise Fee, Ceribell will have made all payments required to exercise its option to extend the Exclusive term under the Thrice-Amended License Agreement.

3.
AMENDMENT
3.1
Paragraph 3.2 of the Thrice-Amended Original Agreement is hereby deleted in its entirety and replaced with the following:

“3.2 Exclusivity. The license to the Licensed Patents is Exclusive, including the right to sublicense under Article 4, in the Licensed Field of Use beginning on the Effective Date and ending on the expiration date of the last Licensed Patent.”

3.2
Paragraph 7.7 of the Thrice-Amended Original Agreement is hereby deleted in its entirety and replaced with the following:

“7.7 Milestone Payments. On [***], Ceribell made the Milestone Payment of $36,000 following the first commercial sale of a Licensed Product according to the terms of the Original Agreement. No further Milestone Payments are due.”

4.
OTHER TERMS
4.1
All other terms of the Thrice-Amended Original Agreement remain in full force and effect.
4.2
Each Party may sign identical counterparts of this Agreement with the same effect as if both Parties had signed the same document. The Parties agree that signatures, electronic or wet ink, of this Agreement transmitted by email in “portable document format” (“PDF”), or by any other electronic means, intended to preserve the original appearance of this Agreement, shall have the same effect as physical delivery of the paper document bearing an original wet ink signature. The Parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an ink or printed signature.

In witness whereof, the parties have caused this Amendment № 4 to be executed by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By: /s/ Sunita Rajdev

Name: Sunita Rajdev

Title: Senior Director-OTL

Date: June 12, 2025

CERIBELL, INC.

By: /s/ Scott Blumberg

Name: Scott Blumberg

Title: Chief Financial Officer

Date: June 12, 2025